California First Leasing Corporation ‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗

Interim Report to Shareholders
First Quarter Ended September 30, 2023

California First Leasing Corporation, (OTCQX: CFNB, “Company”), headquartered in Newport Beach, California, is an internally managed non-diversified closed-end investment company registered under the Investment Company Act of 1940, as amended. The Company continues its lease business while using equity and other investments to maximize current income and generate capital appreciation.

This interim report for the quarter ended September 30, 2023, prepared by management without audit, provides an update to the annual report for the fiscal year ended June 30, 2023. Accordingly, it does not contain all the information required to meet annual or semiannual disclosure obligations and should be reviewed in conjunction with the annual report filed with the Securities and Exchange Commission and available on the Company’s website at https://www.calfirstlease.com/investor. The Company’s quarterly earnings and net asset value per share can fluctuate widely due to including gains and losses on equity securities that are determined based on stock prices on the last day of a fiscal quarter.

Selected Financial Data

 (thousands, except per share)

Three Months ended September 30:	2023	2022

Dividend and interest income	$1,469	$1,184
Net realized gain (loss) on investment	(256)	(1,421)
Net change in unrealized securities gain (loss)	410	(10,544)
Realized and unrealized security gain (loss)	154	(11,965)
Net investment income (loss)	$1,623	$(10,781)
Lease income	617	745
Operating expenses	658	688
Income tax expense (benefit)	326	(2,287)
Net Income (loss)	$1,255	$(8,437)

			Year end
	Sept. 30	Sept. 30	June 30
Balance Sheet Data	2023	2022	2023
Cash and cash equivalents	$39,095	$48,836	$43,065
Equity securities	172,819	132,413	163,653
Lease and loan assets	16,416	22,807	20,152
Total assets	228,815	206,895	227,438
Shareholders' equity	$220,636	$203,444	$219,380

Beginning Net Asset Value (NAV) per share	$22.61	$20.60	$20.60
Net income (loss) per share	0.13	(0.82)	1.69
Net gain on share repurchase	-	-	0.32
Net Asset Value per share, end of period	$22.74	$19.78	$22.61

Common Shares Outstanding	9,703	10,284	9,703

Equity Investment Portfolio
The distribution of equity securities across four industry groups as of September 30, 2023 and fiscal year ended June 30, 2023 along with the comparative gains or losses by group is summarized below.

		Unrealized
	Cost Basis	Gains	(Losses)	FMV
		(in thousands)
as of September 30, 2023
Commercial / Industrial	$88,589	$29,117	$(4,582)	$113,124
Consumer	25,280	1,375	(5,461)	21,194
Financial	20,436	2,287	(1,970)	20,753
Healthcare	14,983	2,765	-	17,748
	$149,288	$35,544	$(12,013)	$172,819

as of June 30, 2023
Commercial / Industrial	$80,292	$25,935	$(5,532)	$100,695
Consumer	28,781	2,621	(4,403)	26,999
Financial	16,476	2,234	(1,057)	17,653
Healthcare	14,983	3,323	-	18,306
	$140,532	$34,113	$(10,992)	$163,653

California First Leasing Corporation	Interim Report as of September 30,2023

SCHEDULE OF INVESTMENTS

Industry - Percent of Net Assets	Company	Shares	Market Value
Auto & Truck Dealerships -- 1.04%	Lithia Motors Inc	7,804	$2,304,755
Auto Parts -- 1.13%	Allison Transmission	42,290	2,497,647
Banks - Diversified -- 3.72%	Bank of America Corporation	117,500	3,217,150
	JP Morgan Chase & Co	4,380	635,188
	Wells Fargo & Co	106,400	4,347,504
			8,199,842
Capital Markets -- 3.40%	Goldman Sachs	23,200	7,506,824
Credit Services -- 1.50%	Credit Acceptance Corp (1)	1,220	561,346
	PayPal Holdings Inc (1)	47,100	2,753,466
			3,314,812
Drug Manufacturers -- 3.49%	Bristol Myers Squibb	132,800	7,707,712
Entertainment -- 0.45%	Netflix.com Inc. (1)	2,650	1,000,640
Financial -- 0.25%	Pimco Muni Income Fund III	85,459	552,920
Footwear & Accessories -- 0.21%	On Holding AG (1)	17,000	472,940
Healthcare Plans -- 4.55%	Cigna Corp New	30,710	8,785,210
	United Health Group	2,489	1,254,929
			10,040,139
Insurance - Diversified -- 0.53%	Berkshire Hathaway Inc (1)	3,364	1,178,409
Internet Content & Information -- 9.34%	Alphabet Inc. (1)	105,100	13,753,386
	Match Group Inc (1)	68,500	2,683,488
	Meta Platforms Inc (1)	13,907	4,175,020
			20,611,894
Internet Retail -- 0.19%	Alibaba Grp Hldg (1)	4,900	425,026
Oil & Gas E & P -- 3.45%	Ovintiv Inc.	159,925	7,607,632
Oil & Gas Equipment & Services -- 3.41%	Schlumberger LTD	129,000	7,520,700
Oil & Gas Integrated -- 8.57%	Exxon Mobil	160,800	18,906,864
Scientific & Technical Instruments -- 0.85%	Sensata Technologies	49,350	1,866,417
Semiconductor Equip & Materials -- 7.27%	Applied Materials	102,000	14,121,900
	Teradyne Incorporated	19,000	1,908,740
			16,030,640
Semiconductors -- 11.32%	Advanced Micro Devices Inc (1)	37,100	3,814,622
	Marvell Technology Inc	123,000	6,657,990
	Micron Technology Inc	81,300	5,530,839
	Qualcomm Inc	58,650	6,513,669
	Taiwan Semiconductor Co	28,250	2,454,925
			24,972,045
Specialty Business Services -- 1.86%	Global Payments Inc.	35,650	4,113,654
Specialty Chemicals -- 2.59%	Dupont De Nemours	53,940	4,023,385
	Intl Flavors & Fragrance	24,750	1,687,208
			5,710,592
Steel -- 1.69%	Cleveland-Cliffs Inc. (1)	239,000	3,735,570
Telecom Services -- 4.54%	Charter Communications Inc (1)	9,962	4,381,487
	Verizon Communications	173,750	5,631,238
			10,012,724
Thermal Coal -- 1.01%	Consol Energy Inc	21,300	2,234,583
Tobacco -- 1.95%	British American Tobacco	136,700	4,293,747
Total Equity Securities – 78.33%		2,460,200	$172,818,728

Short-term Investments
Bank Deposits -- 0.38%	Liberty Bank, N.A.		$845,429
U.S. Treasuries -- 12.13%	U.S. Treasury Bills (5.33%) *		26,771,783
Money Market Mutual Funds -- 5.20%	JP Morgan Prim MMkt 3605 (5.42%) **		10,271,854
	Goldman FSQ Month Market (5.34%) **		1,206,067
Total Short-term Investments – 17.72%			$39,095,132

Total Investments – 96.05%			$211,913,861

Net Assets at September 30, 2023			$220,635,839

(1) Non-income producing security
* Weighted average yield to maturity of bills maturing 10/05/23 to 11/28/23.
** Rate is the annualized seven-day yield of the fund at period end.